                                                                  Exhibit 10.19
                            DRI Services Agreement


     This DRI Services Agreement (this "Agreement") is entered into as of the 1st day of January, 1999, by and between VIRGINIA ELECTRIC AND POWER COMPANY, a Virginia public service (the "Company"), DOMINION RESOURCES SERVICES, INC., a Virginia corporation, ("DRI Services"), and CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC., a Delaware corporation ("CNG Services"). DRI Services and CNG Services are sometimes referred to herein as a "Service Company" and, collectively, as the "Service Companies".

     WHEREAS, each of the Company, DRI Services and CNG Services is a direct or indirect wholly owned subsidiary of Dominion Resources, Inc. ("DRI");

     WHEREAS, each of the Service Companies has been formed for the purpose of providing administrative, management and other services to DRI and its subsidiaries ("System Companies"); and

     WHEREAS, the Company believes that it is in the interest of the Company to provide for an arrangement whereby the Company may, from time to time and at the option of the Company, agree to purchase such administrative, management and other services from either one or both of the Service Companies;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     I.    SERVICES OFFERED. Exhibit I hereto lists and describes all of the
           ----------------
services that are available from either of the Service Companies. Each of the Service Companies hereby offers to supply those services to Company and to other subsidiaries of DRI. Such services are and will be provided to the Company only at the request of the Company.

     II.   SERVICES SELECTED.
           -----------------

     A. Initial Selection of Services. Exhibit II lists the services Company hereby agrees to receive from DRI Services. Exhibit III lists the services Company hereby agrees to receive from CNG Services.

     B. Annual Selection of Services. Each Service Company shall send an annual service proposal form to the Company on or about December 1 listing services proposed for the coming calendar year. By December 31, the Company shall notify each Service Company of the services it has elected to receive from that Service Company during the following calendar year.

     III. PERSONNEL. The Service Companies will provide services by utilizing
          ---------
the services of such executives, accountants, financial advisers, technical advisers, attorneys, engineers, geologists and other persons as have the necessary qualifications.

     If necessary, the Service Companies, after consultation with the Company, may also arrange for the services of nonaffiliated experts, consultants and attorneys in connection with the performance of any of the services supplied under this Agreement.

     IV.  COMPENSATION AND ALLOCATION. As and to the extent required by law, the
          ---------------------------
Service Companies will provide such services at cost. Exhibit IV hereof contains rules for determining and allocating costs for DRI Services and CNG Services.

     V.   TERMINATION AND MODIFICATION.
          ----------------------------

     A. Modification of Services. The Company may modify its selection of services at any time during the calendar year by giving the relevant Service Company written notice of the additional services it wishes to receive, and/or the services it no longer wishes to receive, from the Service Company. The requested modification in services shall take effect on the first day of the first calendar month beginning at least thirty (30) days after the Company sent written notice to the Service Company.

     B. Modification of Other Terms and Conditions. No other amendment, change or modification of this Agreement shall be valid, unless made in writing and signed by all parties hereto.

     C. Termination of this Agreement. The Company may terminate this Agreement as to either or both of the Service Companies by providing sixty (60) days advance written notice of such termination to the applicable Service Company or Companies. Either Service Company may terminate this Agreement as to the Company by providing sixty (60) days advance written notice of such termination to the Company. The parties expressly agree that termination of this Agreement by the Company as to one of the Service Companies shall not constitute a termination of this Agreement with respect to the other Service Company and that termination of this Agreement by either Service Company shall not affect the obligations of the other Service Company hereunder to the Company.

     This Agreement is subject to termination or modification at any time to the extent its performance may conflict with the provisions of the Public Utility Holding Company Act of 1935, as amended ("1935 Act), or with any rule, regulation or order of the Securities and Exchange Commission ("SEC") adopted before or after the making of this Agreement. This Agreement shall be subject to the approval of any state commission or other state regulatory body whose approval is, by the laws of said state, a legal prerequisite to the execution and delivery or the performance of this Agreement.

     VI.   NOTICE. Where written notice is required by this Agreement, said
           ------
notice shall be deemed given when mailed by United States registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            a.  To the Company:

                Virginia Electric and Power Company
                701 East Cary Street
                Richmond, VA 23219-3932

            b.  To DRI Services:

                Dominion Resources Services, Inc.
                120 Tredegar Street
                Richmond, VA 23219

            c.  To CNG Services:

                Consolidated Natural Gas Service Company, Inc.
                CNG Tower
                625 Liberty Avenue
                Pittsburgh, PA 15222-3199

     VII.  GOVERNING LAW. This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the respective states of incorporation of the Service Companies, without regard to their respective conflict of laws provisions.

     VIII. ENTIRE AGREEMENT. This Agreement, together with its exhibits,
           ----------------
constitutes the entire understanding and agreement of the parties with respect to its subject matter, and effective upon the execution of this Agreement by the respective parties hereof and thereto, any and all prior agreements, understandings or representations with respect to this subject matter (except for completion of obligations of CNG Services and Consolidated Natural Gas Company ("CNG") and its subsidiaries arising before the merger of DRI and CNG became effective) are hereby terminated and canceled in their entirety and are of no further force or effect.

     IX.   WAIVER. No waiver by any party hereto of a breach of any provision of
           ------
this Agreement shall constitute a waiver of any preceding or succeeding breach of the same or any other provision hereof.

     X.    ASSIGNMENT. This Agreement shall inure to the benefit of and shall be
           ----------
binding upon the parties and their respective successors and assigns. No assignment of this Agreement or any party's rights, interests or obligations hereunder may be made without the other party's consent, which shall not be unreasonably withheld, delayed or conditioned.

     XI.   SEVERABILITY. If any provision or provisions of this Agreement shall
           ------------
be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

     XII.  EFFECTIVE DATE. This Agreement is effective as to DRI and its
           --------------
subsidiaries, including DRI Services, as of January 1, 2000 and is effective as to Consolidated Natural Gas Company ("CNG") and its subsidiaries, including CNG Services, as of the closing of the proposed merger between DRI and CNG.

     XIII. VSCC APPROVAL. Pursuant to the Virginia State Corporation
           -------------
Commission's Order Approving Merger in Joint Petition of Dominion Resources, Inc. and Consolidated Natural Gas Company, For approval of agreement and plan of merger under Chapter 5 of Title 56 of the Code of Virginia, Case No. PUA990020, issued on September 17, 1999, neither Virginia Power, Virginia Natural Gas, Inc. nor any other DRI affiliate subject to regulation by the Commission shall have any obligation under this Agreement except to the extent the Commission has approved such obligation.

     XIV.  NCUC APPROVAL. Pursuant to the North Carolina Utilities Commission's
           -------------
("NCUC") Order Approving Merger In the Matter of Application by Dominion Resources, Inc., for Authorization under G.S. 62-111 to Engage in a Business Combination Transaction, Docket No. E-22, Sub 380, issued on October 18, 1999, Virginia Electric and Power Company, d/b/a North Carolina Power:

            (i) may not make or incur a charge under this Agreement except in accordance with North Carolina law and the rules, regulations and orders of the NCUC promulgated thereunder; and

            (ii) may not seek to reflect in rates any cost incurred or revenue level earned under an agreement subject to the 1935 Act to the extent disallowed by the NCUC.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above mentioned.

Attest:                            By Company:

_____________________________            _______________________________________
                                         _______________________________________

Attest:                            By DRI Services:



_____________________________            _______________________________________
                                         _______________________________________


Attest:                            By CNG Services:

_____________________________            _______________________________________
                                         _______________________________________

                                                                       EXHIBIT I


                    DESCRIPTION OF SERVICES OFFERED BY EACH
           SERVICE COMPANY UNDER THIS AND SIMILAR SERVICE CONTRACTS


          1.   Accounting.  Provide advice and assistance to System Companies in
               ----------
accounting matters, including the development of accounting practices, procedures and controls, the maintenance of the general ledger and related subsidiary systems, the preparation and analysis of financial reports, and the processing of certain accounts such as accounts payable, payroll, customer and cash management.

          2.   Auditing.  Periodically audit the accounting records and other
               --------
records maintained by System Companies and coordinating their examination, where applicable, with that of independent public accountants. The audit staff will report on their examination and submit recommendations, as appropriate, on improving methods of internal control and accounting procedures.

          3.   Legal and Regulatory.  Provide advice and assistance with respect
               --------------------
to legal and regulatory issues as well as regulatory compliance, including 1935 Act authorizations and compliance and regulatory matters under other Federal and State laws.

          4.   Information Technology, Electronic Transmission and Computer
               ------------------------------------------------------------
Services.  Provide the organization and resources for the operation of an
--------
information technology function including the development, implementation and operation of a centralized data processing facility and the management of a telecommunications network. This function includes the central processing of computerized applications and support of individual applications in System Companies. Develop, implement, and process those computerized applications for System Companies that can be economically best accomplished on a centralized basis.

          5.   Software Pooling.  Accept from  System Companies ownership of and
               ----------------
rights to use, assign, license or sub-license all software owned, acquired or developed by or for System Companies which System Companies can and do transfer or assign to it. Preserve and protect the rights to all such software to the extent reasonable and appropriate under the circumstances; license System Companies, on a non-exclusive, no-charge or at-cost basis, to use all software which the relevant Service Company has the right to sell, license or sub-license; and, at the relevant System Companies' expense, permit System Companies to enhance any such software and license others to use all such software and enhancements to the extent that the relevant Service Companies shall have the legal right to so permit.

          6.   Employee Benefits/Pension Investment.  Provide central accounting
               ------------------------------------
for employee benefit and pension plans of System Companies. Advise and assist System Companies in the administration of such plans and prepare and maintain records of employee and company accounts under the said plans, together with such statistical data and reports as are pertinent to the plans.

          7.   Employee Relations.  Advise and assist System Companies in the
               ------------------
formulation and administration of employee relations policies and programs relating to the relevant System Companies' labor relations, personnel administration, training, wage and salary administration and safety.

          8.   Operations.  Advise and assist System Companies in the study,
               ----------
planning, engineering and construction of energy plant facilities of each System Company and of the System as a whole, and advise, assist and manage the planning, engineering (including maps and records) and construction operations of System Companies. Develop long-range operational programs for all the System Companies and advise and assist each such System Company in the coordination of such programs with the programs of the other System Companies.

          9.   Executive and Administrative.  Advise and assist System Companies
               ----------------------------
in the solution of major problems and in the formulation and execution of the general plans and policies of System Companies. Advise and assist System Companies as to operations, the issuance of securities, the preparation of filings arising out of or required by the various Federal and State securities, business, public utilities and corporation laws, the selection of executive and administrative personnel, the representation of System Companies before regulatory bodies, proposals for capital expenditures, budgets, financing, acquisition and disposition of properties, expansion of business, rate structures, public relationships and other related matters.

          10.  Business and Operations Services.  Advise and assist System
               --------------------------------
Companies in all matters relating to operational capacity and the preparation and coordination of operating studies. Manage System Companies' purchase, sale, movement, transfer and accounting of volumes to ensure continued recovery of all prudently incurred energy purchase costs through local jurisdictional cost recovery mechanisms. Compile and communicate information relevant to system operation. Perform general business and operations support services, including business, plant and facilities operation, maintenance and management, travel, aviation, fleet and mail services.

          11.  Exploration and Development.  Advise and assist System Companies
               ---------------------------
in all geological and exploration matters including the acquisition and surrender of acreage and the development of underground storage facilities.

          12.  Risk Management.  Advise and assist System Companies in securing
               ---------------
requisite insurance, in the purchase and administration of all property, casualty and marine insurance, in the settlement of insured claims and in providing risk prevention advice.

          13.  Marketing.  Plan, formulate and implement marketing programs, as
               ---------
well as provide associated marketing services to assist System Companies with improving customer satisfaction, load retention and shaping, growth of energy sales and deliveries, energy conservation and efficiency. Assist System Companies in carrying out policies and programs for the development of plant locations and of industrial, commercial and wholesale markets and assist with community redevelopment and rehabilitation programs.

          14.  Medical.  Direct and administer all medical and health activities
               -------
of System Companies. Provide systems of physical examination for employment and other purposes and direct and administer programs for the prevention of sickness.

          15.  Corporate Planning.  Advise and assist System Companies in
               ------------------
studying and planning in connection with operations, budgets, economic forecasts, capital expenditures and special projects.

          16.  Procurement.  Advise and assist System Companies in the
               -----------
procurement of real and personal property, materials, supplies and services, conduct purchase negotiations, prepare procurement agreements and administer programs of material control.

          17.  Rates.  Advise and assist System Companies in the analysis of
               -----
their rate structure in the formulation of rate policies and in the negotiation of large contracts. Advise and assist System Companies in proceedings before regulatory bodies involving the rates and operations of System Companies and of other competitors where such rates and operations directly or indirectly affect System Companies.

          18.  Research.  Investigate and conduct research into problems
               --------
relating to production, utilization, testing, manufacture, transmission, storage and distribution of energy. Keep abreast of and evaluate for System Companies all research developments and programs of significance affecting System Companies and the energy industry, conduct research and development in promising areas and advise and assist in the solution of technical problems arising out of System Companies' operations.

          19.  Tax.  Advise and assist System Companies in the preparation of
               ---
Federal and other tax returns, and generally advise System Companies as to any problems involving taxes including the provision of due diligence in connection with acquisitions.

          20.  Corporate Secretary.  Provide all necessary functions required of
               -------------------
a publicly held corporation; coordinating information and activities among shareholders, the transfer agent, and Board of Directors; providing direct services to security holders; preparing and filing required annual and interim reports to shareholders and the SEC; conducting the annual meeting of shareholders and ensuring proper maintenance of corporate records.

          21.  Investor Relations.  Provide fair and accurate analysis of DRI
               ------------------
and its operating subsidiaries and its outlook within the financial community, enhancing DRI's position in the energy industry; balancing and diversifying shareholder investment in DRI through a wide range of activities; providing feedback to DRI and its operating subsidiaries regarding investor concerns, trading and ownerships; holding periodic analysts meetings; and providing various operating data as requested or required by investors.

          22.  Environmental Compliance.  Provide consulting, cleanup, and other
               ------------------------
activities as required by System Companies to ensure full compliance with applicable environmental statutes and regulations.

          23.  Customer Services.  Provide services and systems dedicated to
               -----------------
customer service, including billing, remittance, credit, collections, customer relations, call centers, energy conservation support and metering.

          24.  Energy Marketing.  Provide services and systems dedicated to
               ----------------
energy marketing, including marketing and trading of gas and electric power, and energy price risk management and development of marketing and sales programs in physical and financial markets.

          25.  Treasury/Finance.  Provide services related to managing all
               ----------------
administrative activities associated with financing, including management of capital structure; cash, credit and risk management activities; investment and commercial banking relationships; oversight of decommissioning trust funds and general financing activities.

          26.  External Affairs.  Provide services in support of corporation
               ----------------
strategies for managing relationships with federal, state and local governments, agencies and legislative bodies. Formulate and assist with public relations and communications programs and administration of corporate contribution and community affairs programs.

                                                                      EXHIBIT II

           SERVICES THE COMPANY AGREES TO RECEIVE FROM DRI SERVICES


SERVICE                                                     YES         NO


1.   Accounting                                              __         __
2.   Auditing                                                __         __
3.   Legal and Regulatory                                    __         __
4.   Information Technology, Electronic Transmission
     and Computer Services                                   __         __
5.   Software Pooling                                        __         __
6.   Employee Benefits/Pension Investment                    __         __
7.   Employee Relations                                      __         __
8.   Operations                                              __         __
9.   Executive and Administrative                            __         __
10.  Business and Operations Services                        __         __
11.  Exploration and Development                             __         __
12.  Risk Management                                         __         __
13.  Marketing                                               __         __
14.  Medical                                                 __         __
15.  Corporate Planning                                      __         __
16.  Procurement                                             __         __
17.  Rates                                                   __         __
18.  Research                                                __         __
19.  Tax                                                     __         __
20.  Corporate Secretary                                     __         __
21.  Investor Relations                                      __         __
22.  Environmental Compliance                                __         __
23.  Customer Services                                       __         __
24.  Energy Marketing                                        __         __
25.  Treasury/Finance                                        __         __
26.  External Affairs                                        __         __

                                                                     EXHIBIT III

           SERVICES THE COMPANY AGREES TO RECEIVE FROM CNG SERVICES


SERVICE                                                     YES          NO

1.   Accounting                                              __          __
2.   Auditing                                                __          __
3.   Legal and Regulatory                                    __          __
4.   Information Technology, Electronic Transmission
     and Computer Services                                   __          __
5.   Software Pooling                                        __          __
6.   Employee Benefits/Pension Investment                    __          __
7.   Employee Relations                                      __          __
8.   Operations                                              __          __
9.   Executive and Administrative                            __          __
10.  Business and Operations Services                        __          __
11.  Exploration and Development                             __          __
12.  Risk Management                                         __          __
13.  Marketing                                               __          __
14.  Medical                                                 __          __
15.  Corporate Planning                                      __          __
16.  Procurement                                             __          __
17.  Rates                                                   __          __
18.  Research                                                __          __
19.  Tax                                                     __          __
20.  Corporate Secretary                                     __          __
21.  Investor Relations                                      __          __
22.  Environmental Compliance                                __          __
23.  Customer Services                                       __          __
24.  Energy Marketing                                        __          __
25.  Treasury/Finance                                        __          __
26.  Public Affairs                                          __          __

                                                                      EXHIBIT IV

            METHODS OF ALLOCATION FOR CNG SERVICES AND DRI SERVICES


CNG Services and DRI Services shall allocate costs independently. Each Service Company shall allocate costs among companies receiving service from it under this and similar service contracts using the following methods:

I. The costs of rendering service by the Service Company will include all costs of doing business including interest on debt but excluding a return for the use of equity capital for which no charge will be made to System Companies.

II.  A.   The Service Company will maintain a separate record of the expenses of each department. The expenses of each department will include:

          1. those expenses that are directly attributable to such department, and

          2. an appropriate portion of those office and housekeeping expenses that are not directly attributable to a department but which are necessary to the operation of such department.

     B. Expenses of the department will include salaries and wages of employees, rent and utilities, materials and supplies, depreciation, and all other expenses attributable to the department. The expenses of a department will not include:

          1. those incremental out-of-pocket expenses that are incurred for the direct benefit and convenience of an individual company or group of companies,

          2. Service Company overhead expenses, including expenses of the corporate secretary's department that are attributable to maintaining the corporate existence of the Service Company, and all other incidental overhead expenses including those auditing fees, internal auditing department expenses and accounting department expenses attributable to the Service Company.

     C. The Service Company will establish annual budgets for controlling the expenses of each department and for determining estimated costs to be included in interim monthly billing.

III. A.   Employees in each department will be divided into two groups:

          1. Group A will include those employees rendering service to System Companies, and

          2. Group B will include those office and general service employees, such as secretaries, file clerks and administrative assistants,
                                                -----------------------------
               who generally assist employees in Group A or render other housekeeping services and who are not engaged directly in rendering service to each Company or a group of companies.

     B.   Expenses set forth in Section II. above will be separated to show:

          1.   salaries and wages of Group A employees, and

          2.   all other expenses of the department.

     C. There will be attributed to each dollar of a Group A employee's salary or wage, that percentage of all other expenses of his department (as defined in B above), that his salary or wage is to the total Group A salaries and wages of that department.

     D. Group A employees in each department will maintain a record of the time they are employed in rendering service to each company or group of companies. An hourly rate will be determined by dividing the total expense attributable to a Group A employee as determined under subsection C above by the productive hours reported by such employee.

IV. The charge to the Company for a particular service will be determined by multiplying the hours reported by Group A employees in rendering such service to each Company by the hourly rates applicable to such employees. When such employees render service to a group of companies, the charge to each Company will be determined by multiplying the hours attributable to the Company under the allocation formulas set forth in Section IX of this Exhibit by the hourly rates applicable to such employees.

V. To the extent appropriate and practical, the foregoing computations of hourly rates and charges may be determined for groups of employees within reasonable salary range limits.

VI. Those expenses of the Service Company that are not included in the annual expense of a department under Section II. above will be charged to System Companies receiving service as follows:

     A. Incremental out-of-pocket costs incurred for the direct benefit and convenience of a company or group of companies will be charged directly to such company or group of companies. Such costs incurred for a group of companies will be allocated on the basis of an appropriate formula.

       B. Service Company overhead expenses referred to in Section II. above will be charged to the Company in the proportion that the charges made to the Company for costs, other than those set forth in this
            Section VI., are to the total of such charges to all companies receiving service.

VII. Notwithstanding the foregoing basis of determining cost allocations for billing purposes, cost allocations for certain services involving machine operations and production units will be determined on an appropriate basis established by the Service Company relating to the direct use of machine equipment or production units .

VIII. Monthly bills will be issued for the services rendered to the Company on an actual or estimated basis. Estimates will normally be predicated on service department budgets and estimated productive hours of employees for the year. At the end of each year, estimated figures will be revised to reflect actual experience during such year and adjustments will be made in amounts billed to give effect to such revision.

IX. When Group A employees render services to a group of companies, the following formulas shall be used to allocate the time of such employees to the individual companies receiving such service:

       A. The Service Department or Function formulas to be used when employees render services to all companies participating in such service, for the services indicated are set forth below. When necessary during period 1999-2002, the allocation formulas described below will be calculated (in part or in whole) using data based on services performed for System Companies by Dominion Resources, Inc., prior to the merger of Dominion Resources, Inc. and Consolidated Natural Gas Company.


           Service Department
              or Function                                      Basis of Allocation
              ----------                                       -------------------
Employee Benefits/                               The number of employee and annuitant accounts as
Pension Investments                              of the preceding December 31st.


Human Resources                                  The number of employees as of the preceding
                                                 December 31st.

Corporate Planning:
  - Capital Budgets                              Total investment in plant recorded at preceding
                                                 December 31st.
  - Operating &
    Maintenance Budgets                          Total operating expenses, excluding purchased gas
                                                 expense, purchased power expense (including fuel
                                                 expenses), other purchased products and royalties,
                                                 for the preceding year ended December 31st.

           Service Department
              or Function                                      Basis of Allocation
              ----------                                       -------------------
Business and Operations                          Energy sale and deliveries for the preceding year
Services                                         ended December 31st.


Risk Management                                  Insurance premiums for the preceding year ended
                                                 December 31st.

Rates                                            Total regulated company operating expenses,
                                                 excluding purchased gas expense, purchased power
                                                 expense (including fuel expense), other purchased
                                                 products and royalties, for the preceding year
                                                 ended December 31st.

Research                                         Gross revenues from the sale of natural gas
                                                 (including intercompany sales) and electricity,
                                                 recorded during the preceding year ended December
                                                 31st.

Tax                                              The sum of the total income and total deductions
                                                 as reported for Federal Income Tax purposes on the
                                                 last return filed.

Corporate Secretary/                             The weighted average of the previous three years
Investor Relations                               of total Service Company billings for the prior
                                                 years ended December 31st.


Customer Services                                For metering, the number of gas or electric meters
                                                 for the preceding year ended December 31st;
                                                 otherwise the number of customers for the
                                                 preceding year ended December 31st.

System Services Group:

Information Technology:
  LDC/EDC  Computer Applications                 Number of residential and commercial customers at
                                                 the end of the preceding year ended December 31st.

   Other Computer Applications                   Number of users or usage of specific computer
                                                 systems at the end of the preceding year ended
                                                 December 31st.


           Service Department
              or Function                                 Basis of Allocation
              ----------                                  -------------------
   Network Computer Applications             Number of network devices at the end of the
                                             preceding year ended December 31st.

   Telecommunications Applications           Number of telecommunications units at the end of
                                             the preceding year ended December 31st.

Facility Services:
   Building Services                         Square footage of office space as of the preceding
                                             year ended December 31st.

Processing Services:
   Payroll                                   Number of employees on the previous December 31st
                                             or the number of payroll payments generated during
                                             the previous year ending December 31st.

   Cash Management &                         Number of customer payments processed during the
   Customer Payment Processing               preceding year ended December 31st.


   Accounts Payable Processing               Number of accounts payable documents processed
                                             during the preceding year ended December 31st.

   Fleet Administration                      Number of vehicles at December 31st.

Purchasing                                   Dollar value of contract purchases for the
                                             preceding year ended December 31st.
Regulated Business Support Group:

Engineering Services:
   General Services                          Gas pipeline and/or electric supply line footage
                                             as of the preceding year ended December 31st.

   Transmission and Storage Services         Total investment in storage and transmission plant
                                             as of the preceding year ended December 31st.

Gas Supply:                                  Gas volumes purchased for each affiliate for the
                                             preceding year ended December 31st.

Electricity Supply:                          Electricity load purchased for each affiliate for
                                             the preceding year ended December 31st.

           Service Department
              or Function                                      Basis of Allocation
              ----------                                       -------------------
Marketing
   Shared Projects                           Annual marketing plan budget for the current year
                                             of allocation.

   Other Indirect Costs                      Total marketing direct and shared project costs
                                             billed to each System Company for the preceding
                                             year ended December 31st.

Material Management                          Material inventory assets as of the preceding year
                                             ended December 31st.

System Accounting:

Financial Accounting and Reporting           Number of financial related transactions, records
                                             and reports generated, and account code
                                             combinations for the preceding year ended December
                                             31st.

Regulated Fixed Assets                       Regulated companies fixed assets added, retired or
                                             transferred during the preceding year ended
                                             December 31st.

     B. Company Group Formulas to be used in the absence of a service department or function formula or when service rendered by employees is for a different group of companies than those companies regularly participating in such service:

          Company Group                                       Basis of Allocation
All companies (includes all                   Total operating expenses, excluding purchased gas
 System Companies except Service              expense, purchased power expense (including fuel
 Company)                                     expense), other purchased products and royalties,
                                              for the preceding year ended December 31st.

All retail companies                          Volume of gas and quantity of electricity sold at
                                              retail during the preceding year ended December
                                              31st (converted to dollar value).

All wholesale companies                       Gross revenues from sales for resale recorded
                                              during the preceding year ended December 31st.

All companies having                          Gross investment in transmission plant recorded at
   transmission lines                         preceding December 31st.


All production companies                      Production plant budget for the current year of
                                              allocation.

Appalachian production                        Gross investment in Appalachian production plant
   companies                                  recorded at preceding December 31st.


All storage companies                         Gross investment in storage plant, excluding
                                              non-current inventory, recorded at preceding
                                              December 31st.

All Companies/                                The weighted average of the previous three years
   Shareholder Activities                     of Service Company billings.


All unregulated companies                     Total unregulated companies' operating expenses,
                                              excluding purchased gas expense, purchased power
                                              expense (including fuel expense), other purchased
                                              products and royalties, for the preceding year
                                              ending December 31st.

All regulated companies                       Total regulated companies' operating expenses,
                                              excluding purchased gas expense, purchased power
                                              expense (including fuel expense), other purchased
                                              products and royalties, for the preceding year
                                              ended December 31st.

     C. If the use of a basis of allocation would result in an inequity because of a change in operations or organization, then the Service Company may adjust the basis to effect an equitable distribution.

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